111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborcapital.com

STATEMENT OF ADDITIONAL INFORMATION – June 2, 2026

Harbor ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and includes the following series (the “Fund”):
Fund	Principal U.S. Listing Exchange	Ticker
Harbor Active Commodity ETF	NYSE Arca, Inc.	ACOM
Additional funds may be created by the Fund’s Board of Trustees (the “Board of Trustees” or the “Trustees”) from time to time. The assets of the Fund are managed by one or more subadvisers (each, a “Subadvisor”) under the supervision of Harbor Capital Advisors, Inc., the Fund’s investment adviser (the “Advisor”).
This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Prospectus of the Fund dated June 2, 2026, as amended or supplemented from time to time. Additional information about the Fund’s investments is available at harborcapital.com or in the Fund’s Annual and Semi-Annual reports to shareholders and in Form N-CSR (when available). Investors can obtain free copies of the Prospectus and the Statement of Additional Information, the Annual and Semi-Annual Reports (when available) and other documents containing the Fund’s audited financial statements (when available), request other information and discuss their questions about the Fund by calling 800-422-1050, by writing to Harbor ETF Trust at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 or by visiting our website at harborcapital.com. No audited financial statements exist for the Fund, which had not commenced operations as of the date of this Statement of Additional Information.

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

The Harbor Active Commodity ETF (the “Fund”) is an exchange-traded fund that issues and redeems shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are issued in exchange for portfolio securities and/or cash. Shares are listed and traded on an exchange. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and in exchange for portfolio securities and/or cash. Shareholders who are not Authorized Participants (as defined herein), therefore, will not be able to purchase or redeem shares directly with or from the Fund. Instead, most shareholders who are not Authorized Participants will buy and sell shares in the secondary market through a broker.
The Fund is an open-end, non-diversified management investment company with an investment objective that it pursues through the investment policies and techniques described in the Prospectus and below. The following discussion elaborates on the presentation of certain of the investment policies contained in the Prospectus.

Investment Policies

The Fund may make the types of investments, and is subject to the types of risks, described in each of the following investment policies.

ASSET CLASSES
Equities and Equity-Related Securities
Equity securities represent ownership in a company. Holders of equity securities have a claim on the company’s assets and earnings and may benefit from price appreciation and, in some cases, dividends. Investing in equity securities carries risks such as market volatility, company-specific challenges, and the potential for dividend cuts or dilution
COMMON STOCK
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.
PREFERRED STOCK
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
TRUST-PREFERRED SECURITIES
Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet. The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities that are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital, while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements. In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund.

Investment Policies

Equities and Equity-Related
Securities —
Continued
REAL-ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Each of these types of investments is subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. For example, the value of securities of REITs may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. Real estate-related investments may entail leverage and may be highly volatile. Non-listed REITs entail additional risks.
Non-listed REITs are typically less financially stable than publicly traded REITs. Non-listed REITs are unlisted, making them hard to value and trade. Moreover, non-listed REITs generally are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), and, as such, are not subject to the same disclosure requirements as publicly traded REITs, which makes non-listed REITs more difficult to evaluate from an investment perspective.
Nontraditional real estate carries additional risks. Income expectations may not be met, competitive new supply may emerge, and specialized property may be difficult to sell at its full expected value or require substantial investment before it can be adapted to an alternate use should its original purpose falter.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
The Internal Revenue Code of 1986, as amended (the “Code”), requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital. Because REITs do not provide information on the taxability of their distributions until after the calendar year end, a fund investing in REITs may distribute its tax statements to shareholders later than a fund that does not make such investments.
RIGHTS AND WARRANTS
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of rights and warrants have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a right or warrant may not necessarily change with the value of the underlying securities. Rights and warrants cease to have value if they are not exercised prior to their expiration date. Investments in rights and warrants are thus speculative and may result in a total loss of the money invested.
Low Exercise Price Warrant (“LEPW”). LEPWs are used to seek to gain economic exposure to markets where holding an underlying security is not feasible. A LEPW is a type of warrant with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a LEPW effectively pays the full value of the underlying common stock at the outset. As in the case of any exercise of warrants, there may be a time delay between the time a holder of LEPWs gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the

Investment Policies

Equities and Equity-Related
Securities —
Continued
underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.
Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it.
INITIAL PUBLIC OFFERINGS (“IPOs”)
The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on funds with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and, compared to their better-established, larger-cap peers, may be more vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
SPECIAL PURPOSE ACQUISITION COMPANIES
Special Purpose Acquisition Company (“SPAC”). A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders (unless such shareholders approve alternative arrangements), less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an

Investment Policies

Equities and Equity-Related
Securities —
Continued
unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
PARTNERSHIP SECURITIES
Partnership securities include securities issued by publicly traded partnerships, master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns, including as a result of geopolitical events. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times.
Partnership securities also include relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.
MARKET CAPITALIZATION
The market capitalizations of the companies in which the Fund invests may impact the volatility and returns of those investments. Subject to the principal investment strategy set forth in the Prospectus, the Fund’s allocation across or within different market capitalizations may vary based on market conditions.

Investment Policies

Equities and Equity-Related
Securities —
Continued
Large capitalization companies may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities. Mid-capitalization companies may provide higher growth potential but may involve greater risk and volatility relative to larger companies.
Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

Fixed Income Securities
Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund’s Subadvisor and/or Advisor, as applicable, will consider both credit risk and market risk in making investment decisions for the Fund.
CORPORATE DEBT SECURITIES
Corporate debt securities are bonds or notes issued by corporations to raise capital. These securities pay interest to investors at regular intervals and return the principal amount at maturity. Corporate debt can vary in terms of credit quality, duration, and yield.
U.S. GOVERNMENT SECURITIES
U.S. government securities include debt instruments issued by the U.S. Department of the Treasury to raise capital for government operations. Key types include:
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Treasury Bills (T-Bills): Short-term securities with maturities of one year or less, sold at a discount and redeemed at face value.
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Treasury Notes (T-Notes): Medium-term securities with maturities of 2 to 10 years, paying semi-annual interest.
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Treasury Bonds (T-Bonds): Long-term securities with maturities greater than 10 years, also paying semi-annual interest.
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Treasury Inflation-Protected Securities (TIPS): Bonds that adjust with inflation, providing protection against rising prices.
On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.
Securities, such as notes and bonds, are also issued by various agencies of the U.S. government and instrumentalities that have been established or sponsored by the U.S. government. Such securities, even those that are guaranteed by federal agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.
The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed

Investment Policies

Fixed Income
Securities — Continued
by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
In addition to securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.
MUNICIPAL BONDS
Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally also are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). The Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as information made available by corporations whose securities are publicly traded.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to

Investment Policies

Fixed Income
Securities — Continued
be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner.
The bankruptcy of a large city is rare, making its consequences difficult to predict. The Fund’s investments in securities affected by a city’s bankruptcy may decline in value and could reduce the Fund’s performance. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The secondary market for municipal bonds typically has been less liquid than that for taxable fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment-grade (i.e., high-yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a municipal bond and on the Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio.
CONVERTIBLE SECURITIES
Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.
Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos (such as the Fund, in the event that it holds such an instrument) against the issuer with respect to or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a trigger, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Investment Policies

Fixed Income
Securities — Continued
INFLATION-INDEXED SECURITIES
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also invests in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted by that government to reflect a comparable inflation index. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INTERNATIONAL DEBT SECURITIES
Sovereign Debt Obligations. Sovereign debt obligations, such as foreign government debt or foreign treasury bills, involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited or no recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers, and may result in illiquidity. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. As a holder of government sovereign debt, the Fund may be requested to participate in the restructuring of sovereign indebtedness, including the rescheduling of debt payments and the extension of further loans to government debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Investment Policies

Fixed Income
Securities — Continued
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of the Fund’s investments in that country’s sovereign debt obligations.
Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by Nicholas P. Brady, former U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
ADDITIONAL CONSIDERATIONS WITH FIXED INCOME SECURITIES
VARIABLE AND FLOATING RATES
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.
CREDIT QUALITY
Credit quality in fixed-income investments refers to the issuer’s ability to meet its financial obligations, including paying interest and repaying principal. It is typically assessed through credit ratings assigned by ratings agencies, with higher indicating lower risk of default and lower ratings signaling higher risk.
Additional Risks Associated with Below Investment-Grade Fixed Income Securities
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

Investment Policies

Fixed Income
Securities — Continued
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Fund’s fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value. A less liquid secondary market may also make it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. The Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on credit analysis by the Fund’s Subadvisor and/or Advisor, as applicable, than would be the case with investments in investment-grade debt obligations. The Subadvisor and/or Advisor, as applicable, employs their own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisor and/or Advisor, as applicable, monitors

Investment Policies

Fixed Income
Securities — Continued
the investments in the Fund’s portfolio and evaluates whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit ratings or credit quality may have changed. There can be no assurance that such analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers or reference obligors in its portfolio.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, the Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.
DURATION
Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration can be one of the characteristics used in security selection for a fixed income fund. Please refer to the Prospectus for information about whether the Fund focuses on securities with a particular duration.
Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
Generally speaking, if interest rates move up by 100 basis points, the value of a fixed income security with a five-year duration will decline by five points. If the fixed income security’s duration was three years, it would decline by three points; two years—two points; and so on. To the extent the Fund is invested in fixed income securities, the value of the Fund’s portfolio will decrease in a similar manner given the conditions illustrated above.
Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.
LOAN ORIGINATIONS, PARTICIPATIONS AND ASSIGNMENTS
The Fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, the Fund may participate directly in lending syndicates to corporate borrowers. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may be able to enforce its rights only through the lender and may assume the credit risk of the lender in addition to the borrower.

Investment Policies

Fixed Income
Securities — Continued
The Fund may purchase participations in commercial loans, which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in lending syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an offering bank or other financial intermediary. The participation interests in which the Fund invests may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions that are parties to the loan agreement. Unless the Fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (i.e., an insurance company or governmental agency) similar risks may arise.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan.
The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets, impose other obligations and/or release or transfer the specific collateral securing the loan. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments. In addition, to the extent a loan is modified or restructured (including, under certain circumstances, without the consent of, or upon the consent from less than 100% of, the holders of the loan), an investment in the loan may be materially and adversely affected. Under these circumstances, a Fund may incur expenses enforcing or defending its claims against the borrower and/or other debt holders and creditors.
Each Fund, in applying its investment restrictions, generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, and where the participation does not shift the direct debtor-creditor relationship with the corporate borrower to the Fund, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete and transactions in loans are typically subject to long settlement periods (often longer than seven days). Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund’s Subadvisor and/or Advisor, as applicable, believes to be a fair price and, as a result, the Fund’s ability to meet redemption obligations may be impaired. Thus, the Fund

Investment Policies

Fixed Income
Securities — Continued
may be adversely affected by selling other, more liquid, investments at an unfavorable time and/or under unfavorable conditions, by having to engage in borrowing transactions, such as borrowing against a credit facility, or by taking other actions to raise cash to meet redemption obligations or pursue other investment opportunities. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restrictions relating to the lending of funds or assets by the Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. In certain circumstances, loans may not be deemed to be securities. As a result, as an investor in such loans, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and any anti-fraud protections available under applicable state law. In the absence of definitive regulatory guidance, the Fund relies on the research of its Subadvisor and/or Advisor, as applicable, in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Delayed Funding and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans, and revolving credit facilities for which there is no readily available market, as illiquid for purposes of the limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.
REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with domestic or foreign banks or with any member firm of Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadvisor and/or Advisor, as applicable,. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.
The Fund may enter into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal

Investment Policies

Fixed Income
Securities — Continued
and interest payments on the underlying securities. The use of repurchasing agreements involves leverage. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.
ASSET-BACKED SECURITIES
Asset-backed securities are financial instruments created by pooling a group of financial assets (such as loans, receivables, auto loans or mortgages) and issuing securities backed by the cash flows generated from those assets. Investors receive payments based on the performance of the underlying asset pool.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a type of asset-backed security issued by a trust that is backed by a diversified pool of high risk, below investment-grade fixed income securities. A CLO is a type of asset-backed security issued by a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the 1933 Act. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund’s prospectus (i.e., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on CDOs known as “structured investment vehicles” or “SIVs.”
Mortgage-Backed Securities. A mortgage-backed security is a type of asset-backed security created by pooling together a group of mortgage loans and issuing securities that are backed by the payments made on those loans. Investors in mortgage-backed securities receive periodic payments based on the interest and principal payments from the underlying mortgages. Mortgage-backed securities can be classified into different types, such as residential (“RMBS”) and commercial (“CMBS”), depending on the type of mortgage loans backing them. The intervals at which payments of principal and interest are paid vary; some make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond) whereas others make payments of both principal and interest at a variety of intervals. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are

Investment Policies

Fixed Income
Securities — Continued
guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to information enabling them to evaluate, the competence and integrity of these private originators and institutions. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements, and the protection afforded by insurance or guarantees may be insufficient to cover all losses if underlying mortgage borrowers default at a greater than expected rate.
Mortgage-related securities without insurance or guarantees may be purchased if the Subadvisor and/or Advisor, as applicable, determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
Collateralized Mortgage Obligation (“CMO”). A CMO is a type of mortgage-backed security that divides the underlying mortgage pool into different tranches, each with varying levels of risk, return, and maturity. These tranches allow investors to select the level of risk they are comfortable with, with senior tranches receiving payments first and junior tranches paid later. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets, such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a type of special purpose vehicle used to pool mortgage loans and issue multiple classes of securities backed by those mortgages. REMICs allow for the creation of various tranches with different risk and return profiles, similar to CMOs. The structure provides tax advantages by allowing the REMIC to pass income from the mortgage pool to investors without being taxed at the entity level. REMICs are commonly used in the securitization of both residential and commercial mortgage loans.
Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than the final distribution date.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadvisor and/or the Advisor, as applicable, may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities

Investment Policies

Fixed Income
Securities — Continued
are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.
Reverse Mortgage-Related Securities. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans.
Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae. Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Other. Other types of asset-backed securities may be developed in the future, and the Fund may invest in them if the Subadvisor and/or Advisor, as applicable, determines they are consistent with the Fund’s investment objectives and policies.
Mortgage “Dollar Roll” Transactions. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.
RISK FACTORS ASSOCIATED WITH ASSET-BACKED SECURITIES
Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Changes in interest rates can impact the value of asset-backed securities, particularly if the securities have long maturities or are subject to prepayment. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities. This possibility is often referred to as extension risk. Extending the average life of an asset-backed security increases the risk of depreciation due to future increases in market interest rates. Prepayment rates are also influenced by a variety of economic, geographic, social and other factors and cannot be predicted with certainty.
Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in asset-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, asset-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Investment Policies

Fixed Income
Securities — Continued
Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.
Underlying borrowers may default on their loans, reducing the expected cash flows. Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans made to borrowers with lower credit ratings and/or a shorter credit history and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent the Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments.
Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.
Some asset-backed securities may be illiquid or difficult to trade in secondary markets, especially if they are complex or have low ratings. The values of asset-backed securities may also change due to shifts in the market’s perception of issuers. In addition, changes in regulations or legal issues could affect the performance or structure of asset-backed securities. In addition, the servicer managing the underlying assets may fail to properly collect payments or manage the asset pool.
STRUCTURED PRODUCTS
Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.

Investment Policies

Fixed Income
Securities — Continued
Credit-Linked Securities.Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Structured Notes and Indexed Securities.Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, each Fund’s Subadvisor and/or Advisor, as applicable, will analyze these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.
Equity-Linked Securities and Equity-Linked Notes. The Fund may invest a portion of their respective assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

Investment Policies

Cash Equivalents
Cash equivalents include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits. The Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of further political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.
The Fund may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.
The Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

Commodities-Related Investments
The Fund may invest in securities and instruments linked to or backed by commodities, including commodity-linked derivatives, exchange-traded trusts and exchange-traded funds.
Exposure to commodities often involves higher volatility than traditional securities. Their value can fluctuate based on market trends, commodity index changes, interest rates, and industry-specific factors like supply and demand, weather, and global economic or political developments. These investments may also react to perceived instability in the economy, even if unwarranted. Rising interest rates may negatively impact commodity prices by increasing the cost of carrying or financing physical commodities. Events such as natural disasters, droughts, floods or pandemics can disrupt supply chains and affect commodity availability. Regulatory and political factors such as embargoes, tariffs, sanctions or changes in international trade agreements can impact supply and demand. Certain commodities or related instruments may lack active trading markets and sudden market closures or interruptions can prevent timely liquidation of investments. Shifts in commodity market regulations, including margin requirements or trading restrictions, could adversely affect investments. While commodities can diversify a portfolio due to low correlation with traditional assets, this benefit is not guaranteed. During periods of market stress, correlations may increase, reducing diversification advantages. Extraction, production, and use of commodities may face increasing scrutiny due to environmental and social concerns, potentially impacting prices or limiting investment opportunities.
To maintain its tax status as a regulated investment company (“RIC”) under Subchapter M of the Code, no more than 10% of the Fund’s gross income may come from “non-qualifying” sources, which include gains from sales of physical commodities (and certain derivatives tied to commodities). Complying with such limitations may require the Fund to hold or sell an investment or hold or sell other investments, even at a loss or when it would not otherwise do so for investment purposes. In addition, a Fund may avoid generating “non-qualifying” income by investing in shares of a “controlled foreign corporation” that in turn may hold commodities, commodity-linked derivatives or other commodity-related investments. Please see Investments in a Wholly Owned Subisidiary below for more information.

Investment Policies

Commodities-Related
Investments — Continued
ADDITIONAL RISKS ASSOCIATED WITH COMMODITY DERIVATIVES
There are several additional risks associated with transactions in commodity futures contracts and other commodity derivatives.
Storage Risk. Unlike the financial derivatives markets, in certain commodity derivatives markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity derivative will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in a derivative on that commodity, the value of the derivative may change proportionately.
Reinvestment Risk. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Other Economic Factors. The commodities that underlie commodity derivatives may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Investments in Wholly Owned Subsidiary
The Fund invests a portion of its assets in one or more wholly owned subsidiaries organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Harbor Capital Advisors, Inc. and has the same investment strategy and generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. However, the Subsidiary, unlike the Fund, may invest without limitation in exchange-traded products backed by or linked to physical commodities, commodity-linked swap agreements, and other commodity-linked derivative instruments. By investing in the Subsidiary, the Fund is exposed indirectly to the risks associated with the Subsidiary’s investments. The exchange-traded products, derivatives, and other investments held by the Subsidiary generally are similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.
Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code. The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in the Prospectus and this Statement of Additional Information, is not subject to all of the investor protections of the Investment Company Act. However, the Subsidiary has adopted the same investment objective and substantially the same investment policies and restrictions as the Fund, except that the Subsidiary may invest without limit in commodity-linked instruments. In addition, the Fund wholly owns and controls the Subsidiary, and both the Fund and the Subsidiary have the same Advisor and Subadvisor. The Subsidiary also incurs administrative and compliance costs that are in turn borne by the Fund.
Because the Subsidiary is organized under the laws of the Cayman Islands, the Subsidiary is subject to the risk that changes in those laws could adversely affect the Subsidiary’s ability to operate in the manner described in the Prospectus and this Statement of Additional Information which, in turn, would adversely affect the Fund. Similarly, changes in the laws of the United States, including tax laws, could restrict the Fund’s ability to invest in the Subsidiary in such a manner and to such a degree that the Fund would no longer be able to gain sufficient exposure to the commodities market to implement its investment strategy.

Investment Policies

Investments in Wholly
Owned Subsidiary —
Continued
The Fund and the Subsidiary are each subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Advisor is registered as the commodity pool operator of the Fund and the Subsidiary under the Commodity Exchange Act, as amended, and the rules and regulations thereunder and is also subject to the rules and regulations of the CFTC and the National Futures Association.

DERIVATIVE INSTRUMENTS
Derivative Instruments
Derivative instruments are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.
A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities,  reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the expectations of the Subadvisor and/or Advisor, as applicable, will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the expectations of the Subadvisor and/or Advisor, as applicable, concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.
Derivative contracts include options, futures contracts and swap agreements. The principal risks associated with derivative instruments are:
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Market Risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.
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Leverage And Associated Price Volatility: Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.
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Counterparty Credit Risk: The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely good credit act as an intermediary between the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.
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Liquidity And Valuation Risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom-designed to meet the specialized investment needs of a relatively narrow group of institutional investors, may be less liquid and more difficult to value. Derivatives also can create the risk that the Fund will need to make ongoing margin and settlement payments required under the transaction.
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Correlation Risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.
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Operational Risk: The risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.
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Legal Risk: The risk that there is insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract.
Rule 18f-4 prescribes parameters for the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it

Investment Policies

Derivative Instruments —
Continued
needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with Rule 18f-4 regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the Investment Company Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, the Fund is permitted to enter into an unfunded commitment agreement if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
 OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Options Transactions. The Fund is not authorized to engage in options transactions on currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.
Writing Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

Investment Policies

Derivative Instruments —
Continued
The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
Options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadvisor and/or Advisor, as applicable,. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Fund’s ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.
Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts. The Fund may also purchase and write call and put options on futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the CFTC.
A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. The Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the Subadvisor and/or Advisor, as applicable, considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Subadvisor and/or Advisor, as applicable, would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.

Investment Policies

Derivative Instruments —
Continued
Options On Futures Contracts. Except as noted above, the Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The writing and purchase of futures contracts and options on futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of futures contracts and options on futures depends in part on the ability of the Subadvisor and/or Advisor, as applicable, to predict future price fluctuations and, for hedging transactions, the degree of correlation between the futures contracts or options and the relevant securities or currency or other markets.
Transactions in futures contracts and options on futures involve brokerage costs and require margin deposits.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.
There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded futures contract or option on a futures contract or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Advisor and/or Subadvisor, as applicable, will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Fund, and the limits may constrain the ability of the Fund to use such contracts.
SWAPS, CAPS, FLOORS AND COLLARS
The Fund may enter into swaps, caps, floors, and collars for hedging purposes or to seek to increase total return. For purposes of other investment policies and restrictions, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Investment Policies

Derivative Instruments —
Continued
Most types of over-the-counter swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under an over-the-counter swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Certain types of swaps are exchange-traded and subject to clearing. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
The Fund may from time to time combine swaps with options. Interest rate swaps involve the exchange of respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.
Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
The Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market.
The Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in the Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Credit Default Swaps. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.
HEDGING AND OTHER STRATEGIES
The Fund will engage in futures and related options and other derivatives transactions either for bona fide hedging purposes or to seek to increase total return. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts or other derivatives. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts or other derivatives, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies or other currency derivatives.

Investment Policies

Derivative Instruments —
Continued
The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the derivatives position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the derivatives position.
On other occasions, the Fund may take a “long” position by purchasing derivatives. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase derivatives as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.
HYBRID INSTRUMENTS
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Certain hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Position limits adopted by the CFTC may in the future limit the Fund’s ability to obtain indirect exposure to commodities through commodity-linked hybrid instruments or may increase the cost of such exposure.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

Investment Policies

TRANSACTIONS INVOLVING FOREIGN MARKETS
Foreign Securities
The Fund may invest in equity, debt, or other securities of foreign issuers. Generally, foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. The Fund’s Subadvisor and/or Advisor, as applicable, is responsible for determining whether a particular issuer would be considered a foreign market issuer.
RISKS ASSOCIATED WITH FOREIGN SECURITIES
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
The U.S. government and governments of other countries may renegotiate some of their global trade relationships and could impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could contribute to volatility or overall declines in the U.S. and global investment markets.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Fund’s custodian has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund may invest to permit Fund assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for investment companies. The Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of Fund assets; and (iv) difficulties in converting cash and cash equivalents to U.S. dollars. The Fund’s Subadvisor and/or Advisor, as applicable, has evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks, especially in emerging countries, due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested and the imposition of sanctions. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Investment Policies

Foreign Securities —
Continued
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Fund may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
ADDITIONAL RISKS ASSOCIATED WITH EMERGING MARKETS
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the ability of the Subadvisor and/or Advisor, as applicable, to evaluate local companies or their potential impact on the Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses.
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.

Investment Policies

Foreign Securities —
Continued
On June 3, 2021, President Biden issued Executive Order 14032 (the “Order”), entitled “Executive Order on Addressing the Threat From Securities Investments That Finance Certain Companies of the People’s Republic of China.” The Order restricts transactions in publicly traded securities, or any publicly traded securities that are derivative of, or are designed to provide investment exposure to such securities, of Chinese military industrial complex companies (“CMIC”) by any United States person. The scope and implementation of the sanctions may change as additional guidance is issued. The Fund could be adversely affected by these sanctions. In particular, the Fund may not be permitted to invest in a CMIC in which it otherwise might invest.
In addition, because of ongoing regional armed conflict in Europe, including an ongoing large-scale invasion of Ukraine by Russia that commenced in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.
ACCESSING FOREIGN MARKETS
Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Non-Voting Depositary Receipts (“NVDRs”).
ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange, though may be traded over the counter. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. GDRs are traded in markets outside the U.S. and are denominated in various currencies. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. EDRs are typically traded on European exchanges. NVDRs are trading instruments issued by the Thai NVDR Company Limited intended to simulate trading activity in the Thai stock market.
Depositary receipts can be less expensive and more convenient than purchasing stocks in foreign markets. Risks associated with depositary receipts include liquidity risk as some depositary receipts may be thinly traded, currency risk due to fluctuations in exchange rates, issuer risk at the underlying company and custodial risk if the depositary bank fails to properly manage the underlying securities. They may also carry administrative fees, which are paid by the Fund.
Participatory Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. P-Notes provide economic exposure to markets where holding an underlying security is not feasible. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity.
Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.
Investing Through Stock Connect. The China-Hong Kong Stock Connect program (“Stock Connect”) is a mutual market access program that allows Chinese investors to trade securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai- and Shenzhen-listed securities through brokers in Hong Kong without

Investment Policies

Foreign Securities —
Continued
obtaining a special license. Purchases of securities through Stock Connect are subject to a number of restrictions, including market-wide trading volume and market cap quota limitations. Although individual investment quotas do not apply, participants in Stock Connect are subject to daily and aggregate investment quotas, which could restrict the Fund’s ability to invest in eligible securities, such as China A-Shares (“Stock Connect Securities”).
Investments in Stock Connect Securities are generally subject to regulation by both Hong Kong and China and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, which are subject to change by these regulators. Investors may not sell, purchase or transfer Stock Connect Securities except through Stock Connect. Regulators may suspend or terminate Stock Connect trading in certain circumstances, which may adversely affect the Fund’s ability to trade Stock Connect Securities. The Fund may also be prohibited from trading Stock Connect Securities during local holidays.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect Securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading in Stock Connect Securities may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by the Fund.
Variable Interest Entities. The Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors.
Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.
The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States.
Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

Foreign Securities – Foreign Currency Transactions
FOREIGN CURRENCY TRANSACTIONS
The value of investments in securities denominated in foreign currencies and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

Investment Policies

Foreign Securities –
Foreign Currency
Transactions — Continued
Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. The Fund may enter into forward foreign currency exchange contracts for non-hedging purposes, such as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A contract for the purchase or sale of a security denominated in a foreign currency may be entered into in order to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
When the Subadvisor and/or Advisor, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.
The Fund may engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Subadvisor and/or the Advisor, as applicable, determines, for example, that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. The Fund may also purchase and sell forward contracts for non-hedging purposes when its Subadvisor anticipates that the foreign currency will appreciate or depreciate in value but that securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.
When foreign currency exchange contracts are used for hedging purposes, the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.
Transactions in forward contracts may be entered into only when deemed appropriate by the Subadvisor and/or the Advisor, as applicable. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.
Using forward contracts to protect the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.
While the Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an

Investment Policies

Foreign Securities –
Foreign Currency
Transactions — Continued
increase in the value of the currency. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
The Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

ADDITIONAL STRATEGIES AND TECHNIQUES
80 Percent Investment Policy
The Fund is subject to an 80% investment policy, as set forth in its Prospectus. The Fund need not sell non-qualifying securities that appreciated in value in order to bring its investments in compliance with the 80% requirement. However, any future investments must be made in a manner to bring the Fund’s investments in compliance with the 80% requirement. This policy may be changed by the Fund upon 60 days’ notice to its shareholders.
The market value of derivatives that have economic characteristics similar to the investments included in the Fund’s 80% policy will be counted for purposes of the policy.

Borrowing
Borrowing is permitted for investment purposes and this borrowing may be unsecured. Borrowing may exaggerate the effect on any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities
The Fund will not invest more than 15% of its net assets in illiquid investments, as defined in Rule 22e-4 under the Investment Company Act. Fund investments will be considered illiquid if the Fund reasonably expects that such investments cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market values of the investments. The Trust, on behalf of the Fund, has established a liquidity risk management program in accordance with Rule 22e-4 under the Investment Company Act, which provides for the assessment, management and periodic review of the Fund’s liquidity risk, the classification and monthly review of the Fund’s portfolio investments, the determination and periodic review of, and procedures to address a shortfall in, the Fund’s highly liquid investment minimum, if applicable, and limiting the Fund’s illiquid investments to 15% of the Fund’s net assets.
The Board of Trustees has adopted procedures for determining the liquidity of Fund investments that apply to the Fund. The Board of Trustees has delegated to the Advisor and Subadvisor the daily function of determining and monitoring the liquidity of Fund investments in accordance with procedures adopted by the Board of Trustees. The Board of Trustees retains oversight of the liquidity determination process.

Investments in Other Investment Companies
The Fund may invest in the securities of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad-based securities index. Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.
Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value but may also be traded in the secondary market.
The Fund may invest in two or more investment companies that do not make consistent investment decisions. One may buy the same security that another is selling. An investor in the Fund would indirectly bear the costs of both trades without achieving any investment purpose.

Investment Policies

Investments in Other
Investment Companies —
Continued
Investments by the Fund in shares of other investment companies are subject to the limitations of the Investment Company Act and the rules and regulations thereunder. However, pursuant to Rule 12d1-4, the Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the Investment Company Act and the rules and regulations thereunder if the Fund complies with the adopted framework for fund of funds arrangements under the rule.
If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the Investment Company Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act.

Non-Diversified Status
The non-diversified Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

Restricted Securities
Restricted securities are securities acquired in an unregistered, private sale from the issuing company or from an affiliate of the issuer. Restricted securities would be required to be registered under the 1933 Act prior to distribution to the general public, but they may be eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for the Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Securities Lending
The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisor to be of good standing, and when, in the judgment of the Advisor, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Advisor decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33⅓% of the value of the total assets of the Fund.

Short Sales
The Fund may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

Investment Policies

Short Sales — Continued
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

Temporary Defensive Positions
The Fund may temporarily depart from its normal investment policies and strategies when it is believed by the Subadvisor and/or Advisor, as applicable, that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest in derivatives or exchange traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadvisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments— in response to adverse market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

ADDITIONAL OPERATIONAL AND REGULATORY CONSIDERATIONS
Commodity Pool Operator Status
The Advisor is registered as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act, as amended (“CEA”) and is a member of the National Futures Association.

Cybersecurity Risks
As the use of technology increases, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber attacks include, among other things, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data.
Cybersecurity breaches affecting the Fund, the Trust, the Advisor, the Subadvisor, custodian, transfer agent, other third-party service providers, intermediaries and others may adversely impact the Fund and its shareholders. A cybersecurity breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s net asset value, impediments to trading, reputational damage, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, and compliance and other costs. Indirect cybersecurity breaches at third-party service providers, intermediaries, trading counterparties, governmental and other regulatory authorities, and exchange and other financial market operators may subject the Fund’s shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which the Fund invests may similarly negatively impact the Fund’s shareholders because of a decrease in the value of these securities.
The Trust has established policies and procedures designed to reduce the risks associated with cybersecurity breaches and other operational disruptions. However, there is no guarantee that such efforts will succeed, especially since the Trust does not directly control the cybersecurity systems of issuers or third-party service providers. There is a risk that cybersecurity breaches will not be detected. In addition, there are inherent limitations to these policies and procedures and certain risks may not yet be identified and new risks may emerge in the future. The Fund and its shareholders could be negatively impacted as a result of any cybersecurity breaches or operational disruptions.

Exchange Listing and Trading
The Fund issues and sells new Creation Units of shares on an ongoing basis. At any point a “distribution” may occur, as such term is defined in the 1933 Act. Depending on the circumstances, some activities of broker-dealers and other persons may result in their being considered participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.

Investment Policies

Exchange Listing and
Trading — Continued
A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular circumstance. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if after placing an order with the Fund’s distributor, it takes Creation Units and breaks them down into constituent shares and sells such shares directly to customers. Or, a broker-dealer firm or its client may be deemed a statutory underwriter if it combines the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Such examples do not reflect all the activities that could lead to categorization as an underwriter.
Broker dealers who are not underwriters but are participating in a distribution (not ordinary secondary trading transactions), and thus dealing with shares of the Fund that are part of an “unsold allotment” as such term is defined in the 1933 Act, would be unable to take advantage of the prospectus delivery exemption under Section 4(a)(3) of the 1933 Act. The prospectus delivery exemption is not available in respect of such transactions due to Section 24(d) of the Investment Company Act. Accordingly, broker-dealers should note that dealers who are not underwriters but are participating in a distribution (not ordinary secondary market transactions) and thus dealing with the shares of the Fund that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act is owed to an exchange member in connection with a sale on an exchange and is satisfied by the fact that the prospectus is available from the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
Shares of the Fund have been approved for listing and trading on an exchange. The Fund’s shares trade on an exchange at prices that may differ to some degree from its NAV. The listing exchange may remove the Fund’s shares from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the listing exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) the Fund no longer complies with certain listing exchange rules; or (iv) such other event shall occur or condition exists that, in the opinion of the listing exchange, makes further dealings on such exchange inadvisable. The listing exchange will remove the Fund’s shares from listing and trading upon termination of the Trust. There can be no assurance that the Fund will continue to meet requirements of the listing exchange necessary to maintain the listing of the Fund’s shares.
As in the case of other publicly-traded securities, shares that are bought and sold through a broker will incur a brokerage commission determined by that broker.

Liquidation of Funds
The Board of Trustees may determine to close and/or liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that the Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Regulatory Risk and Other Market Events
Financial entities are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Legislative or administrative changes or court decisions relating to the Code may adversely affect the Fund and/or the issuers of securities held by the Fund.
Events such as natural disasters, pandemics, epidemics, and social unrest in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence

Investment Policies

Regulatory Risk and Other
Market Events —
Continued
of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. In addition, international trade tensions may give rise to concerns about economic and geopolitical stability and have had and likely will continue to have an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, potentially resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements, or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls, or retaliatory measures, or the threat or potential of one or more such events and developments, may result in material adverse effects on the global economy and the Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Investment Restrictions

Fundamental Investment Restrictions
The following restrictions may not be changed with respect to the Fund without the approval of the majority of outstanding voting securities of the Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund with the exception of borrowings permitted by Investment Restriction (1) listed below.
The Fund may not:
(1)
borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;
(2)
act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with the Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;
(3)
invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government or any of its agencies or instrumentalities);
(4)
issue senior securities, except as permitted under the Investment Company Act;
(5)
purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
(6)
invest in commodities or commodity contracts, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief; or
(7)
make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.
Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
For purposes of fundamental investment restrictions no. 1 and 4, under the Investment Company Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. In addition, the Fund is permitted to invest in derivatives and other transactions that create future payment or delivery obligations so long as the Fund complies with applicable law. With respect to fundamental investment restriction no. 4, Rule 18f-4 provides an exemption from the Investment Company Act’s prohibitions on the issuance of senior securities for derivatives transactions and certain other transactions involving future payment obligations, subject to certain conditions. See the discussion of Rule 18f-4 under “Derivative Instruments” in this Statement of Additional Information.
For purposes of fundamental investment restriction no. 3, the Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry. In addition, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.

Investment Restrictions

Fundamental Investment
Restrictions — Continued
For purposes of fundamental investment restriction no. 6, the Fund interprets its policy with respect to the investment in commodities or commodity contracts to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s Prospectus and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

Non-Fundamental Investment Restrictions
In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor ETF Trust have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, the Fund may not:
(a)
purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
(b)
make short sales of securities, except as permitted under the Investment Company Act;
(c)
invest more than 15% of the Fund’s net assets in illiquid investments; or
(d)
invest in other companies for the purpose of exercising control or management.

Trustees and Officers

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. The Trustees serve on the Board of Trustees of Harbor Funds, Harbor Funds II and Harbor ETF Trust.
Information pertaining to the Trustees and Officers of Harbor ETF Trust is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Anne F. Ackerley (1962) Trustee	Since 2025	Member, Board of Directors, Micruity Inc. (2025–Present); Member, Board of Trustees, The Northwestern Mutual Life Insurance Company (2023-Present); Senior Advisor to the Retirement Business (2024-2025), Head of the US Retirement Group (2015-2024), Chief Marketing Officer and Global Marketing and Communications Chief Operating Officer (2011-2014), Chief Operating Officer of the Global Client Group (2009-2011), Chief Operating Officer of the Private Client Group (2006-2009), Head of the Mutual Fund Group (2000-2006), BlackRock, Inc. (publicly traded investment management firm).	46	None
Scott M. Amero (1963) Trustee	Since 2021	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Co-Chair (2024-Present) and Trustee (2022-Present), Root Capital; Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-2024); Trustee, Adventure Scientists (conservation nonprofit) (2020-2024).	46	None
Donna J. Dean (1951) Trustee	Since 2021	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	46	None
Robert Kasdin (1958) Trustee	Since 2021	Senior Executive Vice President, Columbia University (2025–Present); Senior Vice President and Chief Operating Officer (2015-2022) and Chief Financial Officer (2018-2022), Johns Hopkins Medicine; Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Asset Backed Credit Corporation (2025-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Trustee, Barnard College (2023-Present); and Director, The Y in Central Maryland (2018-2022).	46	Director of Apollo Asset Backed Credit Company LLC (2025 – Present); Director of Apollo Commercial Real Estate Finance, Inc. (2014- Present).
Kathryn L. Quirk (1952) Trustee	Since 2021
Member, Independent Directors Council, Governing Council (2023-present);
Vice President, Senior Compliance Officer and Head, U.S. Regulatory
Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief
Legal Officer, Asset Management, and Vice President and Corporate Counsel,
Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer,
Prudential Investment Management, Inc., and Chief Legal Officer, Prudential
Investments and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008); Vice President and Corporate Counsel and Chief
Legal Officer, Mutual Funds, Prudential Insurance Company of America
(2004-2005); Member, Management Committee (2000-2002), General Counsel
and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002);
and Member, Board of Directors and Co-Chair, Governance Committee, Just
World International Inc. (nonprofit) (2020 – 2023).
			46	None
Douglas J. Skinner (1961) Trustee	Since 2021	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-2024), Interim Dean (2016-2017), University of Chicago Booth School of Business.	46	None
Ann M. Spruill (1954) Trustee	Since 2021	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee (2000-2020) and Chair of Global Public Equities (2014-2020), Museum of Fine Arts, Boston; and Trustee, Financial Accounting Foundation (2014-2020).	46	None

Trustees and Officers

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES — Continued
Landis Zimmerman (1959) Trustee	Since 2022	Member, Frederick Gunn School Investment Committee (2023-Present); Member, Curci Foundation Investment Advisory Committee (2025-Present); Independent, non-fiduciary advisor, Gore Creek Asset Management (2006- 2025); Member, Japan Science and Technology Agency Investment Advisory Committee (2021-2023); Chief Investment Officer of the Howard Hughes Medical Institute (2004-2021).	46	None
INTERESTED TRUSTEE
Charles F. McCain (1969)* Chairman, Trustee and President	Since 2021
President (2017-Present), Harbor Funds; President (2021-Present), Harbor
ETF Trust; President (2022-Present), Harbor Funds II; Director (2007-Present),
Chief Executive Officer (2017-Present), President and Chief Operating Officer
(2017), Executive Vice President and General Counsel (2004-2017), and Chief
Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and
Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-
Present) and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Director (2007-Present), Chief Executive Officer (2017-Present), Chief
Compliance Officer (2007-2017; 2023-Present), and Executive Vice President
(2007-2017), Harbor Funds Distributors, Inc.; Chief Compliance Officer, Harbor
Funds (2004-2017); and Chairman, President and Trustee, Harbor ETF Trust
(2021-Present).
			46	None

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Diana R. Podgorny (1979) Chief Legal Officer, Chief Compliance Officer	Since 2023
Executive Vice President, General Counsel and Secretary (2023-Present) and Chief Compliance Officer (2024), Senior
Vice President and Deputy General Counsel (2022-2023), Senior Vice President and Assistant General Counsel (2020-2022),
and Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director, Vice President,
and Secretary (2023-Present) and Chief Compliance Officer (2024), Harbor Services Group, Inc.; Director and Vice
President (2020-Present) and Chief Compliance Officer (2024), Harbor Trust Company, Inc.; Chief Legal Officer and
Chief Compliance Officer (2023-Present), Secretary (2017-2024), Harbor Funds; Chief Legal Officer and Chief Compliance
Officer (2023-Present), Secretary (2021-2024), Harbor ETF Trust; and Chief Legal Officer and Chief Compliance Officer
(2023-Present) and Secretary (2023-2024), Harbor Funds II.

Howard M. Reich (1983) Treasurer	Since 2025
Senior Vice President – Head of Fund Administration and Analysis (2025-Present), Harbor Capital Advisors, Inc.; Treasurer
(2025-Present), Harbor Funds; Treasurer (2025-Present), Harbor ETF Trust; Treasurer (2025-Present), Harbor Funds II;
and Vice President and Assistant Controller, Harris Associates L.P. (2015-2025).

Ryan Elve (1983) Vice President and AML Compliance Officer	Since 2025
Senior Vice President (2025-Present), Harbor Funds Distributors, Inc.; Senior Vice President (2025-Present), Harbor
Services Group, Inc.; Vice President and AML Compliance Officer (2025-Present), Harbor Funds; AML Compliance
Officer (2025-Present), Harbor Trust Company, Inc.; Vice President and AML Compliance Officer (2025-Present), Harbor
ETF Trust; Vice President and AML Compliance Officer (2025-Present), Harbor Funds II; and Vice President (2012-2025),
Harbor Services Group, Inc.

Walt O. Breuninger (1978) Vice President	Since 2024
Senior Vice President and Chief Compliance Officer (2024-Present), Compliance Director (2023-2024), Harbor Capital
Advisors, Inc.; Chief Compliance Officer (2024-Present), Harbor Services Group, Inc.; Chief Compliance Officer
(2024-Present), Harbor Trust Company, Inc.; Vice President (2024-Present), Harbor Funds; Vice President (2024-Present),
Harbor Funds II; Vice President (2024-Present), Harbor ETF Trust; and Compliance Director, Head of US Discretionary
Advice Compliance (2019-2023), The Vanguard Group, Inc.

Kristof M. Gleich (1979) Vice President	Since 2021
President (2018-Present) and Chief Investment Officer (2020-Present), Harbor Capital Advisors, Inc.; Director, Vice
Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; Vice
President (2019-Present), Harbor Funds; Vice President (2021-Present), Harbor ETF Trust; Vice President (2023-Present),
Harbor Funds II; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.

Diane J. Johnson (1965) Vice President	Since 2022
Vice President (2022-Present) and Tax Director (2009-Present), Harbor Capital Advisors, Inc.; Vice President (2022-Present),
Harbor Funds; Vice President (2022-Present), Harbor ETF Trust; and Vice President (2023-Present), Harbor Funds II.

Lora A. Kmieciak (1964) Vice President	Since 2022
Executive Vice President and Chief Financial Officer (2022-Present), Senior Vice President – Fund Administration and
Analysis (2017-2022) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice
President (2020-Present) and Director (2022-Present), Harbor Trust Company, Inc.; Assistant Treasurer (2017-2022)
and Vice President (2022-Present), Harbor Funds; Assistant Treasurer (2021-2022) and Vice President (2022-Present),
Harbor ETF Trust; and Vice President (2023-Present), Harbor Funds II.

Dana Steiner (1983) Vice President	Since 2025
Senior Vice President (2025-Present), Harbor Funds Distributors, Inc.; Senior Vice President (2025-Present), Harbor
Services Group, Inc.; Vice President (2025-Present), Harbor Funds; Vice President (2025-Present), Harbor ETF Trust;
Vice President (2025-Present), Harbor Funds II; and Vice President (2019-2025), Harbor Services Group, Inc.

Trustees and Officers

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE** — Continued
Meredyth A. Whitford-Schultz (1981) Secretary	Since 2024
Senior Vice President and Deputy General Counsel (2025-Present) and Vice President and Associate General Counsel
(2023-2025), Harbor Capital Advisors, Inc.; Secretary (2023-Present), Harbor Trust Company, Inc.; Secretary (2024-Present),
Harbor Funds; Secretary (2024-Present), Harbor ETF Trust; and Secretary (2023-Present), Harbor Funds II; Senior Counsel
(2015-2023), Western & Southern Financial Group, Inc.

Meredith S. Dykstra (1984) Assistant Secretary	Since 2023
Vice President and Assistant General Counsel (2025-Present), Vice President and Senior Counsel (2022-2025) and Vice
President and Legal Counsel (2015-2022), Harbor Capital Advisors, Inc.; Assistant Secretary (2023-Present), Harbor
Trust Company, Inc.; Assistant Secretary (2023-Present), Harbor Funds; Assistant Secretary (2023-Present), Harbor
ETF Trust; and Assistant Secretary (2023-Present), Harbor Funds II.

Lana M. Lewandowski (1979) Assistant Secretary	Since 2021
Vice President and Compliance Director (2022-Present), Legal & Compliance Manager (2016-2022) and Legal Specialist
(2012-2015), Harbor Capital Advisors, Inc.; AML Compliance Officer (2017-2022) and Assistant Secretary (2017-Present),
Harbor Funds; AML Compliance Officer (2021-2022) and Assistant Secretary (2021-Present), Harbor ETF Trust; and
Assistant Secretary (2023-Present), Harbor Funds II.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Advisor.
**	Officers of the Fund are “interested persons” as defined in the Investment Company Act.

Additional Information About the Trustees
The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.
Anne F. Ackerley. Ms. Ackerley retired in May 2025 after a 25-year career at BlackRock, Inc., where she was most recently a Senior Advisor to the Retirement Business. She served in numerous senior management roles throughout her time at BlackRock, Inc., including Head of the US Retirement Group and Chief Marketing Officer and Global Communications Chief Operating Officer. Prior to joining BlackRock, Inc. in 2000, Ms. Ackerley held various roles at Merrill Lynch & Co. She is currently an Independent Trustee on the Board of Trustees of Northwestern Mutual and a Director on the Board of Directors of Micruity Inc. Ms. Ackerley has extensive investment management industry experience and has served as a Trustee of Harbor Funds, Harbor Funds II and Harbor ETF Trust since 2025.
Scott M. Amero. Mr. Amero retired in 2010 after a 20-year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently is on the Board of Trustees for Rare, a conservation nonprofit, a Co-Chair of Root Capital, and a member of the Advisory Board of the Mossavar-Rahmani Center for Business and Government at the Harvard Kennedy School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Donna J. Dean. Ms. Dean served as the Chief Investment Officer of the Rockefeller Foundation from 2001 through 2019. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. As Chief Investment Officer, Ms. Dean was responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean was responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee of Harbor Funds since 2010, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021. Ms. Dean is expected to retire as a Trustee on or about December 31, 2026.

Trustees and Officers

Additional Information
About the Trustees —
Continued
Robert Kasdin. Mr. Kasdin currently serves as Senior Executive Vice President of Columbia University. He served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine from 2015 to 2022 and also as Chief Financial Officer of Johns Hopkins Medicine from 2018 to 2022. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin previously served on the board of The Y in Central Maryland and on the Board of the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc. He serves on the Board of Directors of Apollo Asset Backed Credit Corporation, Apollo Commercial Real Estate Finance, Inc., as a Trustee of Barnard College and is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Kathryn L. Quirk. Ms. Quirk retired in March 2017 after nearly thirty-five years of serving in various legal, compliance and senior management roles in the asset management industry as well as serving as an officer of several investment companies. Prior to her retirement, she served at Goldman Sachs Asset Management as Head of U.S. Regulatory Compliance from 2013-2017. Prior to joining Goldman Sachs, she was Vice President and Corporate Counsel at Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. During that time, she also served as Deputy Chief Legal Officer, Asset Management at Prudential Insurance Company of America; Co-Chief Legal Officer at Prudential Investment Management, Inc.; Chief Legal Officer at Prudential Investments LLC; and Chief Legal Officer of the Prudential Mutual Funds. Prior to joining Prudential, Ms. Quirk worked at Zurich Scudder Investments, Inc., an asset management company, where she held several senior management positions, including General Counsel, Chief Compliance Officer, Chief Risk Officer, Corporate Secretary, Managing Director, and served on the board of directors and management committee. She started her career as an attorney at Debevoise & Plimpton LLP. She currently serves on the Governing Council of the Independent Directors Council, and previously served on the Board of Directors and as Co-Chair of the Governance Committee of Just World International, Inc., a not-for-profit organization funding education and nutrition programs. Ms. Quirk has extensive investment management industry and legal experience and has served as a Trustee of Harbor Funds since 2017, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Douglas J. Skinner. Mr. Skinner is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business, where his prior positions include Eric J. Gleacher Distinguished Service Professor of Accounting, John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Deputy Dean for Faculty, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner joined the University of Chicago Business School’s faculty in 2005 from the University of Michigan Business School, where he served as the KPMG Professor of Accounting. Mr. Skinner’s teaching and research has a particular emphasis on corporate disclosure practices, corporate financial reporting, and corporate finance. Mr. Skinner is a Senior Fellow at the Asian Bureau of Finance and Economic Research. Mr. Skinner is the author or co-author of numerous publications in leading accounting and finance academic journals. Mr. Skinner has served as a Trustee of Harbor Funds since 2020, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Ann M. Spruill. Ms. Spruill retired in 2008 after an 18-year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately-owned global investment management firm. Ms. Spruill served as a Trustee for the Financial Accounting Foundation. She served as a member of the Investment Committee and Chair of Global Public Equities for the Museum of Fine Arts, Boston, as a Trustee of the University of Rhode Island and as a Trustee of the University of Rhode Island Foundation. Ms. Spruill has significant investment experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Landis Zimmerman. Mr. Zimmerman retired in 2021 after serving 17 years as Vice President and Chief Investment Officer of the Howard Hughes Medical Institute. Prior to joining Howard Hughes Medical Institute, he served as Chief Investment Officer and Managing Director for investments at the University of Pennsylvania from 1998-2004, Associate Director of Investments of the Rockefeller Foundation from 1996-1998, Associate Director at Bear, Stearns & Co. Inc. from 1994-1996, and Vice President at J.P. Morgan Securities Inc. from 1985-1994. He began his career as Assistant Treasurer

Trustees and Officers

Additional Information
About the Trustees —
Continued
at Chemical Bank in 1981. He is currently an independent, non-fiduciary advisor for Gore Creek Asset Management, a family investment office, and is a member of the Frederick Gunn School Investment Committee and the Curci Foundation Investment Advisory Committee. Mr. Zimmerman has served as a Trustee of Harbor Funds since 2022, of Harbor Funds II since 2023 and Harbor ETF Trust since 2022.
Charles F. McCain. Mr. McCain has served as Chief Executive Officer of Harbor Capital Advisors since 2017 and as a Director since 2007. Mr. McCain previously served as President and Chief Operating Officer of Harbor Capital Advisors during 2017, Executive Vice President and General Counsel of Harbor Capital Advisors from 2004-2017 and as Chief Compliance Officer of Harbor Capital Advisors from 2004-2014. He served as Harbor Funds’ Chief Compliance Officer from 2004-2017. He has served as a Director and Chairperson of Harbor Trust Company, Inc. since 2019. He also has served as a Director of Harbor Services Group, Inc. since 2007, and as the Chief Compliance Officer of Harbor Services Group, Inc. from 2004-2017. He has also served as a Director of Harbor Funds Distributors, Inc. since 2007, and as the Chief Compliance Officer and Executive Vice President of Harbor Funds Distributors, Inc. from 2007-2017. Prior to joining Harbor Capital Advisors in 2004, Mr. McCain was a Junior Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP. Mr. McCain has extensive business, investment, legal and compliance experience and has served as a Trustee and Chairman of the Board of Harbor Funds since 2017, as a Trustee and Chairman of the Board of Harbor Funds II since 2022 and as a Trustee and Chairman of the Board of Harbor ETF Trust since 2021.

Board Leadership Structure
As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Advisor, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of nine Trustees, eight of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.
The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Ms. Quirk to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.
The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.

Board Committees
All Independent Trustees serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor ETF Trust Nominating Committee, c/o Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting.
During Harbor ETF Trust’s fiscal year ended October 31, 2025, the Board of Trustees held 12 meetings, the Audit Committee held 3 meetings and the Nominating Committee held 2 meetings. The Board of Trustees does not have a compensation committee.

Risk Oversight
The Board of Trustees considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board of Trustees recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Fund’s risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties,

Trustees and Officers

Risk Oversight —
Continued
including management of the Trust, the Trust’s independent registered public accounting firm and other service providers provide regular reports to the Board of Trustees on various operations of the Trust and related risks and their management. In particular, the Fund’s Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

Trustee Compensation
For the fiscal year ended
October 31, 2025
Name of Person, Position	Aggregate Compensation From Harbor ETF Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund Complex*
Charles F. McCain, Chairman, President and Trustee	-0-	-0-	-0-
Anne F. Ackerley, Trustee[1]	$37,235	-0-	$182,693
Scott M. Amero, Trustee	$74,277	-0-	$375,000
Donna J. Dean, Trustee	$74,277	-0-	$375,000
Robert Kasdin, Trustee	$74,277	-0-	$375,000
Kathryn L. Quirk, Trustee[2]	$88,142	-0-	$445,000
Douglas J. Skinner, Trustee[3]	$81,210	-0-	$410,000
Ann M. Spruill, Trustee	$74,277	-0-	$375,000
Landis Zimmerman, Trustee	$74,277	-0-	$375,000
*
Includes amounts paid by Harbor Funds, Harbor Funds II, and Harbor ETF Trust.
1
Began tenure as Trustee on May 6, 2025.
2
In consideration of her service as Lead Trustee, Ms. Quirk received $41,313 from Harbor Funds, $14,822 from Harbor Funds II, and $13,865 from Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2025.
3
In consideration of his service as Audit Committee Chair, Mr. Skinner received $20,657 from Harbor Funds, $7,411 from Harbor Funds II, and $6,932 from Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2025.

Trustee Ownership of Fund Shares
As of the date of this Statement of Additional Information, the Trustees and Officers of Harbor ETF Trust do not own any shares of the Fund as the Fund is newly launched.
The Fund shares beneficially owned by the Trustees as of December 31, 2025 are as follows:
Name of Trustee	Dollar Range of Ownership in The Fund[1]	Aggregate Dollar Range of Ownership in all Funds Overseen within Fund Family
Independent Trustees
Anne F. Ackerley	None[1]	None
Scott M. Amero	None[1]	Over $100,000
Donna J. Dean	None[1]	Over $100,000
Robert Kasdin	None[1]	Over $100,000
Kathryn L. Quirk	None[1]	Over $100,000
Douglas J. Skinner	None[1]	Over $100,000
Ann M. Spruill	None[1]	Over $100,000
Landis Zimmerman	None[1]	Over $100,000
Interested Trustee
Charles F. McCain	None[1]	Over $100,000
1
The Fund had not commenced operations as of the date of this Statement of Additional Information.

Material Relationships of the Independent Trustees
For purposes of the discussion below, the italicized terms have the following meanings:
■
the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.
■
an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) is an entity that is in a control relationship with the Advisor.
■
a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case having the Advisor as investment adviser, Foreside Fund Services, LLC (the “Distributor”)

Trustees and Officers

Material Relationships of
the Independent
Trustees — Continued
as principal underwriter, or an investment adviser or principal underwriter that is in a control relationship with the Advisor or Distributor. For example, the related funds of Harbor ETF Trust include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Advisor’s affiliates or distributed by the Distributor or its affiliates.
As of December 31, 2025, none of the Independent Trustees, nor any member of their immediate families, beneficially owned any securities issued by the Advisor, ORIX, or any other entity in a control relationship to the Advisor or the Distributor. During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor, the Distributor, ORIX, or any other entity in a control relationship to the Advisor or the Distributor. During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):
■
a Harbor fund;
■
an officer of Harbor ETF Trust;
■
a related fund;
■
an officer of any related fund;
■
the Advisor;
■
the Distributor;
■
an officer of the Advisor or the Distributor;
■
any affiliate of the Advisor or the Distributor; or
■
an officer of any such affiliate.
During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.
During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, served as an officer for an entity on which an officer of any of the following entities also served as a director:
■
the Advisor;
■
the Distributor; or
■
ORIX or any other entity in a control relationship with the Advisor or the Distributor.
During the calendar years 2024 and 2025, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor funds. During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:
■
any related fund;
■
the Advisor;
■
the Distributor;
■
any affiliated person of Harbor ETF Trust; or
■
ORIX or any other entity in a control relationship to the Advisor or the Distributor.

The AdvisOr AND SUBADVISOR

The Advisor
Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment advisor (the “Advisor”) for the Fund pursuant to an investment advisory agreement with Harbor ETF Trust on behalf of the Fund (each, an “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement, the Advisor is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for the Fund as set forth in more detail below:
Management Services. Subject to the approval of the Board of Trustees, the Advisor is responsible for establishing the investment policies, strategies and guidelines for the Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Advisor deems modifications to be necessary or appropriate. The Advisor is also responsible for providing, either through itself or through a Subadvisor selected, paid and supervised by the Advisor, investment research, and advice, and for furnishing continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. For Harbor funds that employ one or more non-discretionary Subadvisors, the Advisor will also make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by the non-discretionary Subadvisors.
Selection and Oversight of Subadvisors. The Advisor is responsible for the Subadvisors it selects to manage the assets of or provide non-discretionary investment advisory services for the Fund and for recommending to the Board of Trustees the hiring, termination and replacement of Subadvisors. The Advisor is responsible for overseeing the Subadvisors and for reporting to the Board of Trustees periodically on the Fund’s and Subadvisor’s performance. The Advisor normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisors, including thorough reviews and assessments of (i) the Subadvisor’s investment process, personnel and investment staff; (ii) the Subadvisor’s investment research capabilities; (iii) the Subadvisor’s ownership and organization structures; (iv) the Subadvisor’s legal, compliance and operational infrastructure; (v) the Subadvisor’s brokerage practices; (vi) any material changes in the Subadvisor’s business, operations or staffing; (vii) the performance of the Fund and the Subadvisor relative to benchmark and peers; (viii) the Fund’s portfolio characteristics, and (ix) the composition of the Fund’s portfolio.
Legal, Compliance, Financial and Administrative Services. The Advisor is responsible for regularly providing various other services on behalf of the Fund, including, but not limited to: (i) providing the Funds with office space, facilities, equipment and personnel as the Advisor deems necessary to provide for the effective administration of the affairs of the Funds, including providing from among the Advisor’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor ETF Trust and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Fund’s transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board of Trustees, as well as such other materials that the Board of Trustees may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Funds required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Fund’s investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Funds in connection with the administration of the affairs of the Funds, including the assigning of matters to the Fund’s legal counsel on behalf of the Funds and supervising the work of such outside counsel; (vii) overseeing the determination and publication of the Fund’s NAV in accordance with the Fund’s valuation policies; (viii) preparing and monitoring expense budgets for the Funds, and reviewing the appropriateness and arranging for the payment of Fund expenses; and (ix) furnishing to the Funds such other administrative services as the Advisor deems necessary, or the Board of Trustees reasonably requests, for the efficient operation of the Funds.
The Advisor is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through ADRs) and Tokyo Stock Exchanges.

Advisory Fees
For its services, the Fund pays the Advisor the contractual advisory fee set forth below, which is an annual rate based on the Fund’s average net assets.
Contractual Advisory Fee
Harbor Active Commodity ETF	0.93%

The Subadvisor
The Fund is subadvised by Quantix Commodities LP (“Quantix”). Quantix is wholly owned by its founding partners, who also make the day-to-day management and strategic decisions for the firm.

The AdvisOr AND SUBADVISOR

The Subadvisor —
Continued
The Advisor pays the Subadvisor out of its own resources; the Fund has no obligation to pay the Subadvisor. The Subadvisor has entered into a subadvisory agreement with the Advisor and Harbor ETF Trust, on behalf of the Fund. The Subadvisor is responsible for providing the Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadvisor determines what securities shall be purchased, sold or held for the Fund and what portion of its assets are held uninvested. The Subadvisor is responsible for its own costs of providing services to the Fund. The Subadvisor’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.

The Portfolio Managers

Other Accounts Managed
The portfolio manager primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of the date of this Statement of Additional Information (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s); (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR ACTIVE COMMODITY ETF
Don Casturo
All Accounts	3	$3,669	3	$773	3	$—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Daniel Cepeda
All Accounts	3	$3,669	3	$773	3	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Tom Glanfield
All Accounts	3	$3,669	3	$773	3	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Marta Kavchak
All Accounts	3	$3,669	1	$33	0	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Michael Steele
All Accounts	2	$598	1	$33	0	0
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—

Quantix Commodities LP
CONFLICTS OF INTEREST
Potential conflicts of interest may arise when there is side-by-side management of similar strategies in registered investment vehicles, private funds and separately managed accounts. The other accounts may have similar investment objectives or strategies as the Funds, may track the same index that the Funds track, and may buy or sell securities or other financial instruments that are eligible to be held, sold or purchased by the Funds. An investment opportunity may be suitable for the Funds as well as for any of the other accounts. Different vehicles may have different fee structures, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities.
Quantix’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest, including in the allocation of investment opportunities, in accordance with regulatory requirements. These include regular review, training and attestations.
COMPENSATION
Compensation for the portfolio managers consists of a fixed salary and either a share of the profits of the Firm or a discretionary bonus. Profit sharing can comprise most of the portfolio manager’s compensation package. None of the compensation for the portfolio manager is directly related to the performance of Harbor Commodity All-Weather Strategy ETF, but is indirectly linked to the success of the Fund and other clients.
SECURITIES OWNERSHIP
As of the date of this Statement of Additional Information, the Portfolio Managers did not beneficially own any shares of the Fund.

The Distributor

Foreside Fund
Services, LLC
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), (the “Distributor”) acts as the principal underwriter and distributor of the Fund’s shares. Its principal address is 190 Middle Street, Suite 301, Portland, ME 04101. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Distribution Plans
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to the Fund (the “Plan”). Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of investor services.
No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In addition, no such fee may be paid in the future without further approval by the Board. However, in the event that Rule 12b-1 fees are charged in the future, because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment in the Fund.

Shareholder Services

Payments to Financial Intermediaries
Unaffiliated financial intermediaries, including broker-dealers, banks, trust companies, employee benefit plan and retirement plan administrators, could be compensated for providing distribution, recordkeeping and/or similar services to shareholders who hold their Fund shares through accounts that are maintained by the intermediary. Financial intermediary fees may be in the form of asset-based, transaction-based, or flat fees. The Advisor or its affiliates have in the past and could in the future compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of shares of the Fund and for providing shareholder recordkeeping and other similar services to shareholders who hold their shares of the Fund through accounts that are maintained by the financial intermediaries.
In addition, the Advisor and its affiliates have in the past and could in the future pay certain financial intermediaries for certain activities related to the Fund, other Harbor funds or exchange-traded products in general. This may include activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other Harbor funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, the development of technology platforms and reporting systems.
The Advisor has in the past and could in the future also make payments to financial intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund, other Harbor funds or exchange-traded products or for promoting or making shares of the Fund, other Harbor funds or exchange-traded products available to their clients, which may include intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. The Advisor or its affiliates make these payments from their own assets and not from the assets of the Fund. These payments do not increase the expenses paid by investors for the purchase of Fund shares, or the cost of owning the Fund. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to a financial intermediary may be significant to the intermediary, and amounts that intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, these payments could create conflicts of interest between the intermediary and its clients and these financial incentives may cause the intermediary to recommend the Fund, other Harbor funds, or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or investment professional if he or she receives similar payments from his or her firm.

Code of Ethics

Code of Ethics
Harbor ETF Trust, the Advisor, the Subadvisor and the Distributor have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees who have access to information concerning portfolio securities transactions of Harbor ETF Trust (“Access Persons”) from using that information for their personal benefit or to the disadvantage of Harbor ETF Trust. These codes of ethics are also designed to prevent both Access Persons and all employees of the Advisor from profiting from short-term trading in shares of any Harbor ETF Trust. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor ETF Trust, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.
The Advisor relies on the Subadvisor to fulfill its responsibility for monitoring the personal trading activities of the Subadvisor’s personnel in accordance with the Subadvisor’s code of ethics. The Subadvisor provides Harbor ETF Trust’s Board of Trustees with a quarterly certification of the Subadvisor’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code of ethics.

Portfolio Holdings

Portfolio Holdings Disclosure Policy
The Board of Trustees has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings and the disclosure of statistical information about the Fund’s portfolio.
These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Fund’s recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principle, these policies and procedures prohibit the Fund and any service provider to the Fund, including the Advisor, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of the Fund’s non-public portfolio holdings.
On each business day, before the opening of regular trading on the listing exchange, the Fund will provide a full list of holdings daily on harborcapital.com. In addition, a basket composition file, which includes the security names and share quantities or amounts to deliver in exchange for Fund shares and may overlap with actual or expected Fund holdings, is publicly disseminated via the National Securities Clearing Corporation (“NSCC”).
For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by the Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Fund. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about the Fund or the Fund’s aggregate cash position. Statistical information includes information such as how the Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about the Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.
While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Fund. Specifically, statistical information derived from non-public portfolio holdings data may only be based on the Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of the Advisor are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Fund and to their representatives for the sole purpose of helping to explain the Fund’s recent historical performance.
Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for the Fund than has previously been publicly disclosed to assist them in their assessment of the consistency of the investment process of the Subadvisor and/or Advisor, as applicable, through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.
The policies and procedures adopted by the Board of Trustees also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where the Fund or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of the Fund must authorize any such disclosure in those limited circumstances.
Harbor ETF Trust seeks to avoid potential conflicts between the interests of the Fund’s shareholders and those of the Fund’s service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of the Fund and its shareholders. Harbor ETF Trust seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for the Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Fund’s policies and procedures, including those governing the disclosure of portfolio information.

Portfolio Holdings

Portfolio Holdings
Disclosure Policy —
Continued
The Advisor, the Subadvisor and their affiliates may provide investment advice to clients (including funds) other than the Fund that have investment objectives that may be substantially similar to those of the Fund. These clients may have portfolios consisting of holdings substantially similar to those of the Fund and may be subject to different holdings disclosure policies.  These clients are not subject to the portfolio holdings disclosure policies and procedures described herein and do not owe the Advisor, Subadvisor or Fund a duty of confidentiality with respect to disclosure of their portfolio holdings. The Advisor, Subadvisor, Custodian, Distributor and other service providers to the Fund, may receive non-public portfolio holdings information in the course of performing services to the Fund, the Subadvisor and/or Advisor, but are subject to legal obligations to not disseminate or trade on non-public information concerning the Trust.

Proxy Voting

Proxy Voting Policy
REPORTING
A Vote Summary will be prepared for each client that requests Harbor Capital to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by Harbor Capital.
DELEGATED PROXY VOTING RESPONSIBILITY
Oversight
For Funds with a discretionary Subadvisor, Harbor Capital delegates proxy voting to the Subadvisor. In each instance where proxy voting responsibility has been delegated to one or more Subadvisors, Harbor Capital’s Legal and Compliance Team is responsible for the oversight with respect to such delegated responsibilities, including reviewing the proxy voting policies, procedures, and/or proxy voting guidelines of each such Subadvisor (the “Subadvisor Proxy Voting Guidelines”). The Legal and Compliance Team must determine that the Subadvisor Proxy Voting Guidelines are reasonably designed to ensure that the Subadvisor would be able to administer the proxy voting process generally and vote proxies specifically in a manner which would be in the best interests of the respective client before Harbor Capital will delegate proxy voting responsibility to a Subadvisor. The Legal and Compliance Team will review any amendments to the Subadvisor Proxy Voting Guidelines to ensure that the guidelines continue to meet that standard. Harbor Capital will not delegate voting authority to any third party that does not also serve in a fiduciary capacity. In addition, each Subadvisor must accept the delegation of this responsibility.
Harbor Capital does not review individual voting decisions by the Subadvisors but considers their proxy voting policies, procedures, and/or guidelines as part of its overall assessment of the Subadvisor’s compliance program. If Harbor Capital is not satisfied with the Subadvisor’s overall performance, including as a result of proxy voting decisions which are not in Harbor Capital’s client’s best interests, Harbor Capital may replace the Subadvisor or recommend the replacement of the Subadvisor to the Board of Trustees.
Harbor Capital will normally not be privy to a Subadvisor’s proxy voting decision until after the vote is cast and the shareholder meeting has occurred. While Harbor Capital does retain the right to override any proxy voting decision by a Subadvisor (when Harbor Capital believes that a voting decision would not be in the best interests of its client), Harbor Capital does not expect to be able to exercise that authority as a matter of course. Such an override could only occur in the unusual circumstance where the Subadvisor consults with Harbor Capital prior to casting a vote.
The Subadvisors operate independently of each other and it is feasible that the Subadvisors will come to different voting decisions on the same or similar proposals. As long as the Subadvisors are acting in what they believe to be the best interests of the client when making their proxy voting decisions, Harbor Capital believes that the client will, as a whole, benefit from each Subadvisor applying its own analysis to the proxy voting decision. Differences in such analyses may occur, for example, depending on whether a Subadvisor considers a proxy advisory firm’s recommendations or additional information provided by an issuer during the proxy voting process.
Conflicts of Interest
Delegation of proxy voting responsibility to Subadvisors should generally adequately address any possible conflicts of interest with respect to Harbor Capital. In addition, as part of the Legal and Compliance Team’s review of the Subadvisor Proxy Voting Guidelines, the Legal and Compliance Team seeks to ensure that the Subadvisor has implemented its own procedures to monitor and resolve conflicts of interest in the proxy voting process.
Recordkeeping
For assets with respect to which proxy voting responsibilities have been delegated to one or more Subadvisors, each such Subadvisor is responsible for retaining the materials regarding votes cast by them. Each Subadvisor is required to provide to Harbor Capital, upon request, the necessary information regarding its proxy voting record to enable Harbor Capital to prepare the Form N-PX for any subadvised products. Harbor Capital will retain this information, along with each Subadvisor’s Proxy Voting Guidelines and any certifications provided by the Subadvisors as to their compliance with their policies and procedures, for six years.
Quantix does not typically invest in voting securities on behalf of the Fund. Therefore, it is not expected that Quantix would be in a position to vote proxies.

Portfolio Transactions

The Subadvisor is responsible for making specific decisions to buy and sell securities for the portion of Fund assets that it manages. The Subadvisor is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges. The Fund may establish a brokerage relationship with brokers, or affiliates of brokers, that serve as lead market maker, authorized participant, or in another capacity with respect to the Fund. The Fund may have an incentive to establish a brokerage relationship with or pay higher commissions to such a broker as a result of other services it provides to the Fund.
Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Subadvisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions taking into account such factors as the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.
Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Subadvisor may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadvisor and/or Advisor, as applicable, for effecting a securities transaction for such Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction if the Subadvisor and/or Advisor, as applicable, determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the overall responsibilities the Subadvisor and/or Advisor, as applicable, has to the Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
Although commissions paid on every transaction will, in the judgment of the Subadvisor be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the other clients of the Subadvisor and/or Advisor, as applicable, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Research provided by brokers is used for the benefit of all of the clients of the Subadvisor and/or Advisor, as applicable, and not solely or necessarily for the benefit of the Fund. Investment management personnel of the Subadvisor attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Subadvisor as a consideration in the selection of brokers to execute portfolio transactions.
In certain instances there may be securities that are suitable for the Fund’s portfolio as well as for that of another Fund or one or more other clients of the Subadvisor and/or Advisor, as applicable,. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Harbor ETF Trust believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

Portfolio Transactions

Broker Commissions
The investment advisory fee that the Fund pays to the Advisor will not be reduced as a consequence of a Subadvisor’s receipt of brokerage and research services. Subject to the applicable legal requirements, to the extent the Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to such Subadvisor and/or Advisor, as applicable, in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to such Subadvisor and/or Advisor, as applicable, in carrying out its obligations to the Fund.

Net Asset Value

The NAV is the value of a single share. NAV is computed by adding the value of the Fund’s investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The value of Fund shares bought and sold in the secondary market is driven by market price. The price of these shares, like the price of all traded securities, is subject to factors such as supply and demand, as well as the current value of the portfolio securities held by the Fund. Secondary market shares, available for purchase or sale on an intraday basis, do not have a fixed relationship either to the previous day’s NAV nor the current day’s NAV. Prices in the secondary market, therefore, may be below, at, or above the most recently calculated NAV of such shares.
Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom London Stock Exchange securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities.
Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Swaps are valued using prices supplied by a pricing vendor based on the underlying characteristics of the swaps. Forward foreign currency exchange contracts are valued at their respective fair values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers.
Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Advisor. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value. The Board of Trustees has designated the Advisor to perform fair value determinations pursuant to Rule 2a-5 under the Investment Company Act. The Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.
It is possible that the fair value determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security or other asset determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon its current sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Net Asset Value

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures approved by the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Fund’s NAVs may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Fund will use the fair value of the foreign securities, determined in accordance with the fair value procedures approved by the Board of Trustees, in place of closing market prices to calculate their NAVs if the Advisor believes that events between the close of the foreign market and the close of regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of a particular Fund’s securities.
The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to the Fund and with a share of the general liabilities of Harbor ETF Trust. Expenses with respect to any two or more funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the Fund which incurred that expense.
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily.

Creations and Redemptions

The Fund issues and sells shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).
Although Creation Units and redemption proceeds will normally be delivered as described below, Creation Units or redemption proceeds may be delayed under certain circumstances, namely: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the NAV of Shares of the Fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for shareholder protection; or (6) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e) of the Investment Company Act.
In its discretion, the Advisor reserves the right to increase or decrease the number of the Fund’s Shares that constitute a Creation Unit. The Board of Trustees reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board of Trustees.
A “Business Day” with respect to the Fund is each day NYSE, the listing exchange, and the Trust are open, including any day that the Fund is required to be open under Section 22(e) of the Investment Company Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Fund’s Distributor to create or redeem Creation Units will only be accepted on a Business Day.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Fund reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted). The Fund reserves the right to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The Fund also reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Fund Deposit
The consideration for purchase of Creation Units generally consists of a basket of securities and instruments (“Deposit Securities”) and/or a deposit of a specified cash payment (the “Cash Component”). Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The portfolio of securities required may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares.
The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.
State Street Bank and Trust Company (the “Transfer Agent”), through the NSCC, makes available on each Business Day, prior to the opening of business on the listing exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Fund Deposit is made available.

Creations and Redemptions

Fund Deposit — Continued
The Fund reserves the right to accept a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day, or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Deposit Security.

Procedures for Creating Creation Units
To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement,” and such participants, an “Authorized Participant”). All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a participant of DTC (“DTC Participant”).
Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of the Fund must be received by the Transfer Agent by the closing time of the regular trading session of the listing exchange (ordinarily 4:00 p.m., Eastern time). A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day. Custom Orders must be received by the Transfer Agent by 3:00 p.m. Eastern time or such earlier time as otherwise specified. The time by which an order must be submitted is referred to as the “order cutoff time.” On days when the exchange closes earlier than normal (such as the day before a holiday), the Fund require standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Fund may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event an exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.
All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.
Creation Units may be created in advance of the receipt by the Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Fund consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified for the Fund. The Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Fund.
Those persons placing orders for Creation Units should ascertain any deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component. Orders for creation that are effected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.
Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable for domestic securities (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to domestic securities (“Domestic Fund”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Fund”) or procedures applicable to foreign securities (“Foreign Fund”) (see “—Placement of Creation Orders Outside Clearing Process—Foreign Fund”).

Creations and Redemptions

Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement.
The Participant Agreement authorizes the Transfer Agent to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Transfer Agent to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner) and the Cash Component to the Fund by the prescribed settlement date. An order to create Creation Units of the Fund through the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process — Domestic Fund
Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Fund need not be a broker-dealer or other participant in the Clearing Process (“Participating Party”), but such orders must state that the creation of Creation Units will be effected through a transfer of securities and/or cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund and the delivery of the Cash Component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date.
All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. An order to create Creation Units of the Fund is deemed received by the Transfer Agent, and approved by the Distributor on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur by the prescribed settlement date.
Additional transaction fees may be imposed in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process — Foreign Fund
The Transfer Agent will inform the Distributor, the Advisor and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Fund must also receive, on or before the presecribed settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Distributor has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Advisor will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders
The Fund and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect to the Fund, if, including but not limited to, the following conditions are present: (i) the order is not in proper form in accordance with the procedures set forth in the Participant Agreement; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of such Fund; (iii) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (iv) in the event that circumstances outside the control of the Fund, the Transfer Agent, the Distributor or the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving

Creations and Redemptions

Acceptance of Creation
Orders — Continued
computer or other information systems affecting the Fund, the Advisor, the Distributor, DTC, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. None of the Fund, the Transfer Agent, the Distributor nor the Advisor are under any duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Creation Transaction Fee
A purchase transaction fee may be imposed for the transfer and other transaction costs associated with the issuance of Creation Units of shares. An Authorized Participant submitting a creation order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. The table below sets forth the standard and variable creation transaction fees for the Funds. However, the Custodian may increase the standard creation transaction fee for administration and settlement of Custom Orders requiring additional administrative processing by the Custodian. Fixed and variable transaction fees payable in connection with creations and redemptions are collectively referred to as “Transaction Fees.”
Fund	Standard Creation Transaction Fee	Maximum Variable Charge for Creations*
Harbor Active Commodity ETF	$100 (cash transaction)	2.00%
*
As a percentage of the net asset value per Creation Unit purchased, inclusive of the standard creation transaction fee (if imposed).
In the case of cash creations or where the Fund permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed a variable charge as set for the above to compensate the Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Fund makes Market Purchases, the Authorized Participant may be required to reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the Transaction Fees to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect existing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund. From time to time, all or a portion of the Fund’s Transaction Fees may be waived at the sole discretion of the Adviser, including in connection with an Authorized Participant’s investment of seed capital in the Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit the Fund by facilitating investment in a tax efficient manner (i.e., to minimize the realization of capital gains). To the extent the Fund does not recoup the amount of Transaction Costs incurred in connection with a creation transaction, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.

Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day. The Fund will not redeem Shares in amounts less than Creation Units (except the Fund may redeem Shares in amounts less than a Creation Unit in the event such Fund is being liquidated). Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

Creations and Redemptions

Redemption of Creation
Units — Continued
With respect to the Fund, the Transfer Agent, through the NSCC, makes available prior to the opening of business on the listing exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash-only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Fund reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the cash component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.
If the Fund determines, based on information available to the Fund when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Fund the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Transaction Fee
A redemption transaction fee may be imposed to offset transfer and other transaction costs. An Authorized Participant submitting a redemption order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. The table below sets forth the standard and variable redemption transaction fees for the Fund. However, the Custodian may increase the standard redemption transaction fee for administration and settlement of Custom Orders requiring additional administrative processing by the Custodian.
Fund	Redemption Transaction Fee	Maximum Variable Charge For Redemptions*
Harbor Active Commodity ETF	$100 (cash transaction)	2.00%
*
As a percentage of the net asset value per Creation Unit redeemed, inclusive of the standard transaction fee (if imposed).
An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may be imposed as set forth above to compensate each Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Fund expects to sell, in the secondary market, the portfolio

Creations and Redemptions

Redemption Transaction
Fee — Continued
securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Fund makes Market Sales, the Authorized Participant may be required to reimburse the Fund for Transaction Costs. The Adviser may adjust the Transaction Fees to the extent the composition of the redemption securities changes or cash-in-lieu is added to the cash component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. From time to time, all or a portion of the Fund’s Transaction Fees may be waived at the sole discretion of the Adviser, including in connection with an Authorized Participant’s redemption of seed capital invested in the Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit the Fund by facilitating investment in a tax efficient manner (i.e., to minimize the realization of capital gains). To the extent the Fund does not recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Transfer Agent after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the prescribed settlement date.

Placement of Redemption Orders Outside Clearing Process—Domestic Fund
Orders to redeem Creation Units of the Fund must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will be effected through transfer of Creation Units of the Fund directly through DTC.
An order to redeem Creation Units of the Fund is deemed received by the Transfer Agent, and accepted by the Distributor on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 11:00 a.m., Eastern time on such settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Redemption Orders Outside Clearing Process—Foreign Fund
Arrangements satisfactory to the Fund must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.
In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Fund may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Regular Foreign Holidays
The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than the normal settlement period in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Fund to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there

Creations and Redemptions

Placement of Redemption
Orders Outside Clearing
Process—Foreign Fund —
Continued
are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Fund from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of the Fund may trade on days that the Fund’s listing exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on an exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Book Entry Only System
DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the Shares holdings of each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

Creations and Redemptions

Book Entry Only System —
Continued
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Fund makes other arrangements with respect thereto satisfactory to an exchange.

Tax Information

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes.
The Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If the Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.
The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
Certain dividends and distributions declared by the Fund as of a record date in October, November or December and paid in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by the Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income,” which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.
Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholders. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S.

Tax Information

A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend (or, in the case of certain preferred stocks, 91 days during the 181-day period beginning on the date which is 90 days before the date on which the stock became ex-dividend with respect to such dividend), (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. Reinvested distributions are subject to applicable withholding tax. The U.S. federal income tax status of all distributions will be reported to shareholders annually. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
 As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Distributions from net investment income of the Fund may qualify in part for a dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or the Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days (or, in the case of certain preferred stocks, 91 days), extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.
If the Fund acquires an equity interest in a passive foreign investment company (“PFIC”), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to the Fund’s shareholders, the tax would in effect reduce the Fund’s economic return

Tax Information

from its PFIC investment. Elections may generally be available to the Fund that would lessen the effect of these adverse tax consequences. However, such elections could also require the Fund to recognize income (which would have to be distributed to Fund shareholders to avoid a tax on the Fund) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.
The U.S. federal income tax rules applicable to certain investments or transactions within the Fund are unclear in certain respects, and the Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. The Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.
Due to certain adverse tax consequences, the Fund does not intend, absent a change in applicable law, to acquire residual interests in REMICs. If the Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
The Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in the Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. The Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.
Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, must provide their social security or other taxpayer identification numbers and certain required certifications. Backup withholding may be required at a rate of up to 24% of reportable payments, including dividends and capital gains distributions, if correct numbers and certifications are not provided or if a shareholder is notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding for failure to report all taxable interest or dividend payments.
Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty) on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified U.S. source interest income of the Fund, provided that the Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, the Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of the Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, is provided, a non-U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from the Fund. Further, unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file, backup withholding is withheld on certain other payments from the Fund.
Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares. Shareholders should consult their own tax advisers on these matters.
U.S. tax withholding (at a 30% rate) is required on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable a determination of whether withholding is required.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. Final regulations permit the Fund to pass through to non-corporate shareholders the character of ordinary REIT dividends so as to allow such shareholders to claim this deduction. There currently is no mechanism for the Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. The likelihood and timing of any legislation or other guidance that would enable the Fund to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments is uncertain.

Tax Information

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
In general, provided that the Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.
At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
Sales are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a sale or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in such Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.
Under Treasury Regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
The Fund may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of the Fund’s total assets is invested in securities of foreign issuers at the close of its fiscal year or if at least 50% of the Fund’s total assets is represented by interests in other regulated investment companies at the close of each quarter of its fiscal year, the Fund may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders and if eligible may or may not choose to make such election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Certain foreign exchange gains and losses realized by the Fund may be treated as ordinary income and losses.
In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or

Tax Information

late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the sale of shares of the Fund may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of the Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.
Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Organization and Capitalization

General
Harbor ETF Trust is an open-end investment company established as a Delaware statutory trust on April 13, 2021. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share or one vote per dollar of NAV, as determined by the Trustees with respect to a matter submitted to Shareholders. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of the Fund are required to approve the adoption of any investment advisory agreement relating to the Fund and of any changes in fundamental investment restrictions or policies of the Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement for subadvisors unaffiliated with the Advisor. Shares of the Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize the Fund at any time in accordance with the Declaration of Trust and governing law.
Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
The prospectus and this Statement of Additional Information do not purport to create any contractual obligations between Harbor ETF Trust or the Fund and its shareholders. Rather, shareholders’ rights under the prospectuses and Statement of Additional Information are based on federal and, as applicable, state securities laws. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Advisor and other service providers.

Shareholder and Trustee Liability
Harbor ETF Trust is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that no Fund will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Advisor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Advisor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Advisor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Advisor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Custodian AND TRANSFER AGENT

State Street Bank and Trust Company
State Street Bank and Trust Company (“State Street”) has been retained to act as custodian of the Fund’s assets and, in that capacity, maintains certain financial and accounting records of the Fund. State Street has also been retained as the Fund’s transfer agent and dividend disbursing agent. State Street’s mailing address is State Street Financial Center, One Congress Street, Boston, MA 02114-2016.

Independent Registered Public Accounting Firm and Financial Statements

Ernst & Young LLP
Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as the Fund’s independent registered public accounting firm, providing audit and tax services. No audited financial statements exist for the Fund, which had not commenced operations as of the date of this Statement of Additional Information.

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111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
800-422-1050
harborcapital.com
ETF.SAI.ACOM.0626